UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                VSI HOLDINGS, INC.
             (Exact name of registrant as specified in its chapter)


          Georgia                                    22-2135522
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


     2100 North Woodward Avenue, West 201
     Bloomfield Hills, Michigan                      48304-2263
   (Address of principal executive offices)          (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class             Name of each exchange on which
          to be so registered             each class is to be registered

     Common Stock, $.01 par value         The American Stock Exchange, Inc.



Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock,$.01 par value(currently registered under Section12(g) ofthe Act)
                               (Title of class)




For questions regarding this filing, contact Harold D. Cannon (770) 432-0636 ext. 324












                                   Form 8-A



Item 1. Description of registrant's securities to be registered.

        Securities registered pursuant to Section 12(g) of the Act:

        Common Stock, $.01 par value registered January 10, 1983 incorporated by reference.


Item 2. Exhibits

        None















































                                  SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

           (Registrant)        VSI HOLDINGS, INC.

Date     February 2, 1998

By
         Harold D. Cannon, Secretary